Exhibit 3.100

Delaware

The First State

I, JEFFREY W. BULLOCK, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED ARE TRUE AND CORRECT COPIES OF ALL DOCUMENTS ON FILE OF “URS PROFESSIONAL SOLUTIONS LLC” AS RECEIVED AND FILED IN THIS OFFICE.

THE FOLLOWING DOCUMENTS HAVE BEEN CERTIFIED:

CERTIFICATE OF FORMATION, FILED THE THIRD DAY OF MARCH, A.D. 1999, AT 11:30 O`CLOCK A.M.

CERTIFICATE OF AMENDMENT, CHANGING ITS NAME FROM “WSMS LLC” TO “WESTINGHOUSE SAFETY MANAGEMENT SOLUTIONS LLC”, FILED THE ELEVENTH DAY OF MARCH, A.D. 1999, AT 4:30 O`CLOCK P.M.

CERTIFICATE OF MERGER, FILED THE TWENTY-SECOND DAY OF MARCH, A.D. 1999, AT 4 O`CLOCK P.M.

CERTIFICATE OF AMENDMENT, FILED THE SECOND DAY OF MAY, A.D. 2000, AT 9 O`CLOCK A.M.

CERTIFICATE OF AMENDMENT, CHANGING ITS NAME FROM “WESTINGHOUSE SAFETY MANAGEMENT SOLUTIONS LLC” TO “WASHINGTON SAFETY MANAGEMENT SOLUTIONS LLC”, FILED THE TWENTY-FIRST DAY OF JANUARY, A.D. 2004, AT 5:08 O`CLOCK P.M.

CERTIFICATE OF AMENDMENT, FILED THE TWENTY-SECOND DAY OF DECEMBER, A.D. 2008, AT 2:48 O`CLOCK P.M.

CERTIFICATE OF AMENDMENT, CHANGING ITS NAME FROM “WASHINGTON SAFETY MANAGEMENT SOLUTIONS LLC” TO “URS SAFETY MANAGEMENT SOLUTIONS LLC”, FILED THE SIXTH DAY OF MAY, A.D. 2010, AT 11:46 O`CLOCK A.M.

CERTIFICATE OF AMENDMENT, CHANGING ITS NAME FROM “URS SAFETY MANAGEMENT SOLUTIONS LLC” TO “URS PROFESSIONAL SOLUTIONS LLC”, FILED THE TENTH DAY OF AUGUST, A.D. 2012, AT 4:44 O`CLOCK P.M.

AND I DO HEREBY FURTHER CERTIFY THAT THE AFORESAID CERTIFICATES ARE THE ONLY CERTIFICATES ON RECORD OF THE AFORESAID LIMITED LIABILITY COMPANY, “URS PROFESSIONAL SOLUTIONS LLC”.

3011729 8100H	/s/ Jeffrey W. Bullock
Jeffrey W. Bullock, Secretary Of State
SR# 20170903629	AUTHENTICATION: 202039003
DATE: 02-14-17

You may verify this certificate online

at corp.delaware.gov/authver.shtml

CERTIFICATE OF FORMATION

OF

WSMS LLC

This Certificate of Formation of WSMS LLC (the “Company”) is being executed by the undersigned for the purpose of forming a limited liability company pursuant to the Delaware Limited Liability Company Act,

1.                                      The name of the limited liability company is: WSMS LLC

2.                                      The address of the registered office of the Company in Delaware is Corporation Trust Center, 1209 Orange Street, Wilmington, Delaware 19801. The Company’s registered agent at that address is The Corporation Trust Company.

3.                                      The Company shall exist for a period of thirty (30) years from and after the date the Delaware Secretary of State issues a Certificate of Formation, unless dissolved earlier by law.

IN WITNESS WHEREOF, the undersigned, an authorized person of the Company, has caused this Certificate of Formation to be duly executed as of the 1st day of March, 1999.

/s/ Jonathan M. Robertson
Jonathan M. Robertson, Authorized Person

STATE OF DELAWARE
SECRETARY OF STATE
DIVISION OF CORPORATIONS
FILED 11: 30 AM 03/03/1999
991082150 - 3011729

CERTIFICATE OF AMENDMENT OF CERTIFICATE OF FORMATION

OF

WSMS LLC

It is hereby certified that:

1.                                      The name of the limited liability company (hereinafter called the “limited liability company”) is WSMS LLC.

2.                                      The Certificate of Formation of the limited liability company is hereby amended by striking out Article I thereof and by substituting in lieu of said Article 1 the following new Article 1:

“1.                                The name of the limited liability company is: Westinghouse Safety Management Solutions LLC.”

IN WITNESS WHEREOF, the undersigned, an authorized person of the limited liability company, has caused this Certificate of Amendment of Certificate of Formation to be duly executed as of the 11 day of March, 1999.

/s/ Stephen G. Hanks
Stephen G. Hanks, Authorized Person

STATE OF DELAWARE
SECRETARY OF STATE
DIVISION OF CORPORATIONS
FILED 04:30 PM 03/11/1999
991096571 - 3011729

CERTIFICATE OF MERGER

MERGING

Westinghouse Safety Management Solutions, Inc., a Delaware corporation

INTO

Westinghouse Safety Management Solution LLC, a Delaware limited liability company

The undersigned limited liability company organized and existing under and by virtue of the Delaware Limited Liability Company Act,

DOES HEREBY CERTIFY;

FIRST:        That the name and state of formation of organization of each of the domestic limited liability companies or other business entities which are to merge (the “Constituent Entities”) are as follows:

Name	State of Formation or Organization
Westinghouse Safety Management Solutions, Inc. (the “Corporation)	Delaware
Westinghouse Safety Management Solutions LLC (the “LLC”)	Delaware

SECOND: That an Agreement of Merger has been approved, adopted, certified, executed and acknowledged by each of the Constituent Entities in accordance with the requirements of Section 18-209 of the Delaware Limited Liability Company Act and Section 264(c) of the General Corporation Law of the State of Delaware.

THIRD: That the name of the surviving limited liability company of the merger is “Westinghouse Safety Management Solutions LLC”.

FOURTH: That the executed Agreement of Merger is on file at the principal place of business of the surviving domestic limited liability company, the address of which is 190 South Centennial Avenue SE, Aiken, South Carolina 29803.

FIFTH: That a copy of the Agreement of Merger will be furnished by the surviving domestic liability company, on request and without cost, to any stockholder or member of the Constituent Entities..

STATE OF DELAWARE
SECRETARY OF STATE
DIVISION OF CORPORATIONS
FILED 04:00 PM 03/22/1999
991110810 - 3011729

IN WITNESS WHEREOF, this Certificate of Merger is heresy executed as of the 22nd day of March, 1999.

WESTINGHOUSE SAFETY
MANAGEMENT SOLUTIONS LLC

/s/ Jonathan M. Robertson
Name: Jonathan M. Robertson
Title: Assistant Secretary

STATE OF DELAWARE
SECRETARY OF STATE
DIVISION OF CORPORATIONS
FILED 09:00 AM 05/02/200
001226460 -3011729

Certificate of Amendment to Certificate of Formation

of

WESTINGHOUSE SAFETY MANAGEMENT SOLUTIONS LLC

It is hereby certified that:

1.                                      The name of the limited liability company (hereinafter called the “limited liability company”) is Westinghouse Safety Management Solutions LLC.

2.                                      The certificate of formation of the limited liability company is hereby amended as follows the registered agent for the above limited liability company is Corporation Service Company located at 1013 Centre Road, Wilmington, Delaware 19805.

Executed on 4/18/2000

/s/ Richard D. Parry
Richard D. Parry, Assistant Secretary

State of Delaware
Secretary of State
Division of Corporations
Delivered 05:53 PM 01/21/2004
FILED 05:08 PM 01/21/2004
SRV 040044509 - 3011729 FILE

Certificate of Amendment to Certificate of Formation

Of

Westinghouse Safety Management Solutions LLC

It is hereby certified that:

1.                                      The name of the limited liability company (hereinafter called the “limited liability company”) is Westinghouse Safety Management Solutions LLC.

2.                                      The Certificate of Formation of the limited liability company is hereby amended by striking out Article 1 thereof and by substituting in lieu of said Article 1 the following new Article 1:

1.                                The name of the limited liability company is: Washington Safety Management Solutions LLC.

IN WITNESS WHEREOF, the undersigned, an authorized person of the limited liability company, has caused this Certificate of Amendment of Certificate of Formation to be duly executed as of the 21st day of January, 2004.

/s/ Craig G. Taylor
Craig G. Taylor, Authorized Person

State of Delaware

Certificate of Amendment

1.                                      Name of Limited Liability Company: Washington Safety Management Solutions LLC

2.                                      The Certificate of Formation of the limited liability company is hereby amended as follows: the address of its Registered Office in the state of Delaware is Corporation Trust Center, 1209 Orange Street, Wilmington, New Castle County, Delaware, 19801. The name of its Registered Agent at such address is The Corporation Trust Company.

IN WITNESS WHEREOF, the undersigned have executed this Certificate on the 19th day of December, 2008.

By:	/s/ Jennifer Shanders
Name:	Jennifer Shanders
Print or Type
Title:	Authorized Person

State of Delaware
Secretary of State
Division of Corporations
Delivered 04:26 PM 12/22/2008
FILED 02:48 PM 12/22/2008
SRV 081220058 - 3011729 FILE

State of Delaware
Secretary of State
Division of Corporations
Delivered 11:59 AM 05/06/2010
FILED 11:46 AM 05/06/2010
SRV 100470091 - 3011729 FILE

STATE OF DELAWARE

CERTIFICATE OF AMENDMENT

1.                                      Name of Limited Liability Company:   Washington Safety Management Solutions LLC

2.                                      The Certificate of Formation of the limited liability company is hereby amended as follows:

Paragraph 1 of the Certificate of Formation is amended to read:  “The name of the limited company is URS Safety Management Solutions LLC”.

IN WITNESS WHEREOF, the undersigned have executed this Certificate on the 4th day of May, A.D. 2010.

By:	/s/ R.J. Hill
Authorized Person(s)
Name:	R. J. Hill, Authorized Person
Print or Type

State of Delaware
Secretary of State
Division of Corporations
Delivered 04:54 PM 08/10/2012
FILED 04:44 PM 08/10/2012
SRV 120926963 - 3011729 FILE

STATE OF DELAWARE

CERTIFICATE OF AMENDMENT

1.                                      Name of Limited Liability Company:  URS Safety Management Solutions LLC

2.                                      The Certificate of Formation of the limited liability company is hereby amended as follows:

The name of the limited liability company has been changed to URS Professional Solutions LLC

IN WITNESS WHEREOF, the undersigned have executed this Certificate on the 6th day of August, A.D. 2012.

By:	/s/ Jeanne Baughman
Authorized Person(s)
Name:	Jeanne Baughman
Print or Type

Delaware

The First State

I, JEFFREY W. BULLOCK, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF AMENDMENT OF “URS PROFESSIONAL SOLUTIONS LLC”, CHANGING ITS NAME FROM “URS PROFESSIONAL SOLUTIONS LLC” TO “AECOM N&E TECHNICAL SERVICES LLC”, FILED IN THIS OFFICE ON THE SECOND DAY OF MARCH, A.D. 2017, AT 1:24 O`CLOCK P.M. DATE OF

3011729 8100	/s/ Jeffrey W. Bullock
Jeffrey W. Bullock, Secretary Of State
SR# 20171548044	AUTHENTICATION: 202129921

DATE: 03-02-17

You may verify this certificate online

at corp.delaware.gov/authver.shtml

STATE OF DELAWARE
SECRETARY OF STATE
DIVISION OF CORPORATIONS
DELIVERED 01:24 PM 03/02/2017
FILED 01:24 PM 03/02/2017
SR 20171548044 - FILE NUMBER 3011729

STATE OF DELAWARE

CERTIFICATE OF AMENDMENT

1.                                      Name of Limited Liability Company:  URS Professional Solutions LLC

2.                                      The Certificate of Formation of the limited liability company is hereby amended as follows:

by striking out Article 1 thereof and substituting in lieu of said Article 1 the following new Article 1:

1. The name of the limited liability company is: AECOM N&E Technical Services LLC

IN WITNESS WHEREOF, the undersigned have executed this Certificate on the 21st day of February A.D. 2017

By:	/s/ Mark Esposito
Authorized Person(s)

Name:	Mark Esposito, Secretary
Print or Type

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